Vanguard U.S. Growth Fund
Vanguard Health Care Fund
Vanguard Energy Fund
VVIF – Growth Portfolio
VVIF – Real Estate Index Portfolio
Supplement Dated July 29, 2020, to the Prospectuses and Summary Prospectuses
Important Changes to Vanguard U.S. Growth Fund, Vanguard Health Care Fund, Vanguard Energy Fund, VVIF – Growth Portfolio, and VVIF – Real Estate Index Portfolio (each, a “Fund” and collectively, the “Funds”).
The Board of Trustees that oversees each Fund approved a change in the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and the elimination of a related fundamental policy (the “Proposal”). Generally, a fund that is non-diversified may invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund. The Proposal requires approval by the shareholders of each Fund and will be submitted to shareholders at a special meeting to be held on or about January 22, 2021 (the “Meeting”).
Prior to the Meeting, shareholders of each Fund will receive a proxy statement requesting their votes on the Proposal. If a Fund’s shareholders approve the Proposal, then the change is expected to occur as soon as practicable after the Meeting, and the Fund’s Prospectus and Statement of Additional Information will be updated to reflect the Fund’s non-diversified status and the risks related to operating as a non-diversified fund.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS DIVA 072020

Vanguard World Fund
Vanguard Specialized Funds
Vanguard Variable Insurance Funds
Supplement Dated July 29, 2020, to the Statements of Additional Information
Important Changes to Vanguard U.S. Growth Fund, Vanguard Health Care Fund, Vanguard Energy Fund, VVIF – Growth Portfolio, and VVIF – Real Estate Index Portfolio (each, a “Fund,” and collectively, the “Funds”).
The Board of Trustees that oversees each Fund approved a change in the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and the elimination of a related fundamental policy (the “Proposal”). Generally, a fund that is non-diversified may invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund. The Proposal requires approval by the shareholders of each Fund and will be submitted to shareholders at a special meeting to be held on or about January 22, 2021 (the “Meeting”).
Prior to the Meeting, shareholders of each Fund will receive a proxy statement requesting their votes on the Proposal. If a Fund’s shareholders approve the Proposal, then the change is expected to occur as soon as practicable after the Meeting, and the Fund’s Prospectus and Statement of Additional Information will be updated to reflect the Fund’s non-diversified status and the risks related to operating as a non-diversified fund.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI DIVA 072020